POWER OF ATTORNEY
     The undersigned trustees of AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST), AIM EQUITY FUNDS (INVESCO EQUITY FUNDS), AIM FUNDS GROUP (INVESCO FUNDS GROUP), AIM GROWTH SERIES (INVESCO GROWTH SERIES), AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS), AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS), AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS), AIM SECTOR FUNDS (INVESCO SECTOR FUNDS), AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXMPT FUNDS) and AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS), each a Delaware statutory trust (each a “Registrant”, together the “Registrants”), hereby appoint PHILIP A. TAYLOR and JOHN M. ZERR (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable each Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, with respect to each Registrant’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.
     The undersigned officers and trustees hereby execute this Power of Attorney as of the 5th day of November, 2010.

/s/ David C. Arch	/s/ Albert R. Dowden	/s/ Hugo F. Sonnenschein

David C. Arch	Albert R. Dowden	Hugo F. Sonnenschein

/s/ Bob R. Baker	/s/ Jack M. Fields	/s/ Raymond Stickel, Jr.

Bob R. Baker	Jack M. Fields	Raymond Stickel, Jr.

/s/ Frank S. Bayley	/s/ Martin L. Flanagan	/s/ Philip A. Taylor

Frank S. Bayley	Martin L. Flanagan	Philip A. Taylor

/s/ James T. Bunch	/s/ Prema Mathai-Davis	/s/ Wayne W. Whalen

James T. Bunch	Prema Mathai-Davis	Wayne W. Whalen

/s/ Bruce L. Crockett	/s/ Lewis F. Pennock

Bruce L. Crockett	Lewis F. Pennock

/s/ Rod Dammeyer	/s/ Larry Soll

Rod Dammeyer	Larry Soll

EXHIBIT A
     AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Target Fund	Acquiring Fund

Invesco Van Kampen California Insured Tax Free Fund	Invesco California Tax-Free Income Fund
Invesco Core Bond Fund	Invesco Core Plus Bond Fund
Invesco Van Kampen Core Plus Fixed Income Fund	Invesco Core Plus Bond Fund
Invesco Select Equity Fund	Invesco Structured Core Fund
Invesco Van Kampen Equity Premium Income Fund	Invesco Structured Core Fund
Invesco Large Cap Growth Fund	Invesco Van Kampen American Franchise Fund
Invesco Van Kampen Capital Growth Fund	Invesco Van Kampen American Franchise Fund
Invesco Van Kampen Enterprise Fund	Invesco Van Kampen American Franchise Fund
Invesco Balanced Fund	Invesco Van Kampen Equity and Income Fund
Invesco Basic Balanced Fund	Invesco Van Kampen Equity and Income Fund
Invesco Fundamental Value Fund	Invesco Van Kampen Growth and Income Fund
Invesco Large Cap Relative Value Fund	Invesco Van Kampen Growth and Income Fund
     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

Target Fund	Acquiring Fund

Invesco Multi-Sector Fund	Invesco Charter Fund
Invesco Dividend Growth Securities Fund	Invesco Diversified Dividend Fund
Invesco Van Kampen Core Equity Fund	Invesco Diversified Dividend Fund
Invesco Financial Services Fund	Invesco Diversified Dividend Fund
     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Target Fund	Acquiring Fund

Invesco Global Dividend Growth Securities Fund	Invesco Global Core Equity Fund
Invesco Van Kampen Global Equity Allocation Fund	Invesco Global Core Equity Fund
Invesco Global Fund	Invesco Global Core Equity Fund
Invesco Van Kampen Global Franchise Fund	Invesco Global Core Equity Fund
     AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Target Fund	Acquiring Fund

Invesco Balanced-Risk Retirement 2010 Fund	Invesco Balanced-Risk Now Fund
Invesco Van Kampen Harbor Fund	Invesco Convertible Securities Fund
Invesco Moderate Growth Allocation Fund	Invesco Growth Allocation Fund
Invesco Van Kampen Asset Allocation Growth Fund	Invesco Growth Allocation Fund
Invesco Van Kampen Asset Allocation Moderate Fund	Invesco Moderate Allocation Fund
Invesco Conservative Allocation Fund	Invesco Moderately Conservative Allocation Fund
Invesco Van Kampen Asset Allocation Conservative Fund	Invesco Moderately Conservative Allocation Fund
     AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Target Fund	Acquiring Fund

Invesco Commodities Strategy Fund	Invesco Balanced-Risk Commodity Strategy Fund
Invesco Van Kampen Emerging Markets Fund	Invesco Developing Markets Fund
Invesco Health Sciences Fund	Invesco Global Health Care
Invesco Japan Fund	Invesco Pacific Growth Fund
     AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Target Fund	Acquiring Fund

Invesco Global Advantage Fund	Invesco Global Growth Fund
Invesco Van Kampen International Advantage Fund	Invesco International Growth Fund
Invesco Van Kampen International Growth Fund	Invesco International Growth Fund

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

Target Fund	Acquiring Fund

Invesco Van Kampen High Yield Fund	Invesco High Yield Fund
Invesco Van Kampen Real Estate Securities Fund	Invesco Real Estate Fund
Invesco LIBOR Alpha Fund	Invesco Short Term Bond Fund
Invesco Van Kampen Limited Duration Fund	Invesco Short Term Bond Fund
Invesco Van Kampen Government Securities Fund	Invesco U.S. Government Fund
Invesco Income Fund	Invesco Van Kampen Corporate Bond Fund
     AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

Target Fund	Acquiring Fund

Invesco Technology Sector Fund	Invesco Technology Fund
Invesco Van Kampen Technology Fund	Invesco Technology Fund
Invesco Van Kampen Utility Fund	Invesco Utilities Fund
Invesco Mid Cap Basic Value Fund	Invesco Van Kampen American Value Fund
Invesco Mid-Cap Value Fund	Invesco Van Kampen American Value Fund
Invesco Large Cap Basic Value Fund	Invesco Van Kampen Comstock Fund
Invesco Value Fund	Invesco Van Kampen Comstock Fund
Invesco Value Fund II	Invesco Van Kampen Comstock Fund
Invesco Small-Mid Special Value Fund	Invesco Van Kampen Small Cap Value Fund
Invesco Special Value Fund	Invesco Van Kampen Small Cap Value Fund
Invesco US Small Cap Value Fund	Invesco Van Kampen Small Cap Value Fund
Invesco US Small/Mid Cap Value Fund	Invesco Van Kampen Small Cap Value Fund
Invesco Basic Value Fund	Invesco Van Kampen Value Opportunities Fund
     AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXMPT FUNDS)

Target Fund	Acquiring Fund

Invesco Municipal Fund	Invesco Van Kampen Intermediate Term Municipal Income Fund
Invesco Tax-Exempt Securities Fund	Invesco Van Kampen Municipal Income Fund
Invesco Van Kampen Insured Tax Free Income Fund	Invesco Van Kampen Municipal Income Fund
Invesco New York Tax-Free Income Fund	Invesco Van Kampen New York Tax Free Income Fund
     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Target Fund	Acquiring Fund

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund	Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Global Multi-Asset Fund	Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Dynamics Fund	Invesco V.I. Capital Development Fund
Invesco V.I. Financial Services Fund	Invesco V.I. Dividend Growth Fund
Invesco V.I. Select Dimensions Dividend Growth Fund	Invesco V.I. Dividend Growth Fund
Invesco Van Kampen V.I. Government Fund	Invesco V.I. Government Securities Fund
Invesco Van Kampen V.I. High Yield Fund	Invesco V.I. High Yield Fund
Invesco Van Kampen V.I. International Growth Equity Fund	Invesco V.I. International Growth Fund
Invesco V.I. Large Cap Growth Fund	Invesco Van Kampen V.I. Capital Growth Fund
Invesco Van Kampen V.I. Value Fund	Invesco Van Kampen V.I. Comstock Fund
Invesco V.I. Basic Balanced Fund	Invesco Van Kampen V.I. Equity and Income Fund
Invesco V.I. Income Builder Fund	Invesco Van Kampen V.I. Equity and Income Fund
Invesco V.I. Select Dimensions Balanced Fund	Invesco Van Kampen V.I. Equity and Income Fund
Invesco V.I. Global Dividend Growth Fund	Invesco Van Kampen V.I. Global Value Equity Fund